FOURTH AMENDMENT TO LOAN AGREEMENT

THIS AMENDMENT TO THE LOAN AGREEMENT, as defined below (the "Amendment"), dated February 22, 1994, is by and between RCP Associates, a New York limited partnership, and Rockefeller Center Properties, a New York general partnership (collectively, the "Borrowers") and Rockefeller Center Properties, Inc., a Delaware corporation (the "Lender").

RECITALS
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A. The Borrowers and the Lender wish to amend the
Loan Agreement, dated as of September 19, l985, as amended by a Consent and Agreement, dated as of December 1, 1988, the Second Amendment to the Loan Agreement, dated April 6, 1993 and the Third Amendment to the Loan Agreement, dated as of April 6, 1993 (as amended, the "Loan Agreement"), pursuant to which the Lender loaned the Borrowers $1.3 billion. Capitalized terms not otherwise defined have the meanings set forth in the Loan Agreement.

B. Certain Recognized Leases presently contain, and
Leases with respect to which the Lender may execute nondisturbance and attornment agreements in the future may contain, Rent Offset Rights.

C. The Borrowers wish to induce the Lender in the future to enter into nondisturbance and attornment agreements in which the Lender recognizes Rent Offset Rights by providing additional collateral security in accordance with the terms hereof and the Rent Offset Escrow Agreement for the Borrowers' obligations under the Loan Agreement and the other Loan Documents if the Rent Offset Amount exceeds $37,500.000.

AGREEMENT
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In consideration of the mutual promises contained
herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged hereby, the parties agree as follows.

SECTION 1. Amendments.

(a) Section 1.01 of the Loan Agreement is amended by adding the following definitions in the appropriate alphabetical order:

"Account Statement" has the meaning ascribed to it in the Rent Offset Escrow
Agreement.

"Eligible Securities" has the meaning
ascribed to it in the Rent Offset Escrow Agreement.

"Escrow Value" has the meaning ascribed to it in the Rent Offset
Escrow Agreement.

"Excess Amount" has the meaning ascribed to it in Section
6.08(m)(v).

"Minimum Deposit Amount" has the meaning ascribed to it in
Section 6.08(m)(iv).

"Minimum Rent Offset Security Amount" means, at any time, an amount equal to 50% of the positive excess, if any, of the Rent
Offset Amount at such time over $37,500,000.

"Qualified Institution" means a bank that maintains a branch or office in New York City whose long-term debt securities are rated
Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corporation.

"Qualified Tenant" has the meaning ascribed to it in the Mortgages.

"Recognized Leases" means Leases in which Qualified Tenants have Rent Offset Rights and with respect to which the Lender has executed nondisturbance and attornment agreements in accordance with Section 2.02 of the Mortgages pursuant to which the Lender expressly recognizes such Rent Offset Rights.

"Rent Offset Amount" means, at any time, the total amount of the Borrowers' outstanding obligations at such time under all Recognized Leases to fund Tenant Allowances and other items which obligations are reasonably quantifiable and likely to be incurred and in respect of which obligations Qualified Tenants are permitted to exercise Rent Offset Rights.

"Rent Offset Certificate" has the meaning ascribed to it in
Section 6.08(m)(iii).

"Rent Offset Escrow Account" means the Escrow Account established pursuant to the Rent Offset Escrow Agreement.

"Rent Offset Escrow Agent" means the Escrow Agent under the Rent
Offset Escrow Agreement.

"Rent Offset Escrow Agreement" means the Escrow and Collateral
Security Agreement, dated as of February 1994, among the Borrowers, the Lender and Mellon Bank N.A., a national banking association, as escrow agent.

"Rent Offset Escrow Fund" means the Escrow Fund under the Rent
Offset Escrow Agreement.

"Rent Offset Letter of Credit" has the meaning ascribed to it in
Section 6.08 (m)(ii).

"Rent Offset Rights" means all rights of a Qualified Tenant pursuant to the express terms of a Lease between such tenant and the Borrowers to reduce or offset rent payable thereunder if the Borrowers breach certain obligations under such Lease, including the funding of Tenant Allowances and other items.

"Rent Offset Support Facilities" has the meaning ascribed to it in Section 6.08 (m)(ii).

"Rent Offset Support Period" has the meaning ascribed to it in
Section 6.08 (m)(i).

"Rent Offset Support Provider" means the issuer of any Rent
Offset Letter of Credit or the Rent Offset Escrow Agent.

"Responsible Officer" means the Chairman of the Board, the President, the Treasurer, any Vice President or any Assistant
Treasurer.

"Tenant Allowance" means an obligation of any of the Borrowers in any Lease to fund or finance Tenant
Improvements.

(b) Section 6.08 of the Loan Agreement is amended by adding the following new paragraph (m):

"(m) (i) Subject to Section 2.02 of the Mortgages and subject to compliance by the Borrowers with their respective obligations under this Section 6.08(m), the Lender agrees that it will enter into nondisturbance and attornment agreements with Qualified Tenants in substantially the form as attached as Exhibit A hereto and with such additional changes to such form as may be reasonably requested by Qualified Tenants; provided that the Borrowers shall maintain in accordance with this Section 6.08(m) and the Rent Offset Escrow Agreement credit support facilities to provide additional security for the obligations of the Borrowers hereunder in an amount equal to the Minimum Rent Offset Security Amount at all times during the period commencing on the date hereof and ending on the earlier of the Conversion Date and the Maturity of the Notes (the "Rent Offset Support Period").

(ii) The rent offset support facilities to be provided by the Borrowers pursuant to this Section 6.08(m)
(the "Rent Offset Support Facilities") may include (A) one or more irrevocable standby Letters of Credit, naming the Lender as beneficiary and issued by a Qualified Institution, each substantially in the form as attached as Exhibit B hereto (each, a "Rent Offset Letter of Credit"), and (B) cash and/or Eligible Securities deposited in the Rent Offset Escrow Account pursuant to the Rent Offset Escrow Agreement; Provided, however, that the Borrowers shall, except to the extent permitted to be reduced pursuant to Section 6.08(m)(v), replace each expiring Rent Offset
Letter of Credit at least 30 days prior to the expiration of such Rent Offset Letter of Credit with a new Rent Offset Letter of
Credit and/or by the deposit to the Rent Offset Escrow Account of cash and/or Eligible Securities in an amount equal to the face amount of the expiring Rent Offset Letter of Credit; and, provided, further, that if the Borrowers shall fail to replace any expiring Rent Offset Letter of Credit at least 30 days prior to the expiration date thereof with a new Rent Offset Letter of Credit and/or by the deposit in the Rent Offset Escrow Account of cash and/or Eligible Securities having a fair market value, as determined by the Rent Offset Escrow Agent, equal to the face amount of the expiring Rent Offset Letter of Credit as provided herein, the Lender shall be permitted to draw upon such Rent Offset Letter of Credit in accordance with the terms thereof. Provided that no Event of Default has occurred and is continuing, the Lender agrees to deposit the proceeds of all drawings made by it under any Rent Offset Letters of Credit into the Rent Offset Escrow Account.

(iii) The Borrowers shall, on or prior to 10th day of each calendar month, commencing with the 10th day of March, 1994, deliver to the Lender and the Rent Offset Escrow Agent a certificate, dated as of the last day of the immediately preceding calendar month (the "Rent Offset Certificate"), signed by a Responsible Officer of a general partner of each of the Borrowers that sets forth as of the last day of the immediately preceding calendar month (A) the total Rent Offset Amount as of such last day in respect of all Recognized Leases, as determined by the Borrowers in good faith, (B) the face amount of all outstanding Rent Offset Letters of Credit as of such last day,
(C) the Escrow Value of the Escrow Fund as of such last day, as reflected in the Account Statement delivered by the Escrow Agent pursuant to Section 2(c)(ii) of the Rent Offset Escrow Agreement, and (D) the Minimum Rent Offset Security Amount.

(iv) Whenever the Rent Offset Certificate most recently delivered pursuant to Section 6.08(m)(iii) hereof shows that the Minimum Rent Offset Security Amount as reflected in such Rent Offset Certificate exceeds the aggregate face amount of all Rent Offset Letters of Credit, if any, held by the Lender plus the Escrow Value of all cash and Eligible Securities deposited in the Rent Offset Escrow Account, in each case, as reflected in such Rent Offset
Certificate (such excess, the "Minimum Deposit Amount"), the Borrowers shall, on or prior to the 15th day of the calendar month immediately following the date as of which such Rent Offset Certificate is dated deliver any combination of (A) additional
Rent Offset Letters of Credit to -the Lender and/or (B) cash and/or Eligible Securities to the Rent Offset Escrow Agent for deposit under the Rent Offset Escrow Agreement, with an aggregate face amount and fair market value (as determined by the Borrowers in good faith), as the case may be, equal to the Minimum Deposit Amount. So long as no Event of Default shall have occurred and be continuing the Borrowers shall be entitled to retain and withdraw from the Rent Offset Escrow Account all income, if any, received with respect to the Rent Offset Escrow Fund on a daily basis or at such other times as the Borrowers may otherwise direct.

(v) Whenever the Rent Offset Certificate most recently delivered pursuant to Section 6.08(m)(iii) shows that the sum of the aggregate face amount of all Rent Offset Letters of Credit, if any, held by the Lender, plus the Escrow Value of all cash and Eligible Securities deposited in the Rent Offset Escrow Account, in each case, as reflected in such Rent Offset Certificate exceeds the Minimum Rent Offset Security Amount as reflected in such Rent Offset Certificate (such excess, the "Excess Amount"), the Borrowers shall, at any time prior to the date on which the nest succeeding Rent Offset Certificate is delivered pursuant to
Section 6.08(m)(iii) and provided that no Event of Default has occurred and is continuing, have the right to reduce or cause to be reduced the face amount of any Rent Offset Letters of Credit, and/or withdraw cash and/or Eligible Securities from the Rent Offset Escrow Account in accordance with the Rent Offset -Escrow Agreement and thereby reduce the Rent Offset Escrow Fund, in an aggregate amount equal to such Excess Amount.

(vi) So long as no Event of Default has occurred and is continuing, the Borrowers shall be entitled to withdraw from the Rent Offset Escrow Account an amount sufficient to pay or reimburse the Borrowers for 50% of any payment made or to be made by the Borrowers to fund Tenant Allowances or other items pursuant to the terms of Recognized Leases; provided that any such payment by the Borrowers shall result in a reduction of the Rent Offset Amount equal to 100% of the amount expended by the Borrowers with respect to such Tenant Allowance or other item.

(vii) So long as no Event of Default has occurred and is continuing, the Borrowers shall be entitled (A) to substitute (x) for cash on deposit in the Rent Offset Escrow Account, Eligible Securities having a fair market value, as determined by the Rent Offset Escrow Agent, equal to the amount of cash to be withdrawn and paid to the Borrowers and (y) for Eligible Securities on deposit in the Escrow Account, cash and/or other Eligible Securities having a fair market value, as determined by the Rent Offset Escrow Agent, equal to the fair market value, as determined by the Rent Offset Escrow Agent, of the Eligible Securities to be withdrawn and delivered to the Borrowers, (B) to withdraw from the Escrow Account the amount of cash and/or Eligible Securities deposited in the Escrow Account (as directed by the Borrowers) with a fair market value, as determined by the Rent Offset Escrow Agent, equal to the face amount of any Rent Offset Letters of Credit delivered to the Lender in substitution for such cash and/or Eligible Securities and (C) to reduce or cause to be reduced the face amount of any Rent Offset Letter of Credit by the amount of cash and the fair market value, as determined by the Rent Offset Escrow Agent, of any Eligible Securities delivered to the Rent Offset Escrow Agent in substitution for such reduction in the face amount of such Rent Offset Letter of Credit.

(viii) At any time or from time to time (i) after the occurrence and during the continuance of any Event of Default as a result of which the Notes have been accelerated or have otherwise become due and payable in full prior to their Maturity Date or (ii) if the Notes have not been paid or otherwise satisfied in full on, and have not been converted prior to, their Maturity Date, the Lender shall be entitled to withdraw from the Rent Offset Escrow Account all cash and Eligible Securities on deposit therein and to make drawings under the Rent Offset Letters of Credit up to the amount which remains due and payable and unpaid under the Notes for application by the Lender in payment of the obligations of the Borrowers under the Notes and the other Loan Documents in the manner provided in Section 5.06 of the Mortgages. The Lender agrees that it will give written notice to the Borrowers and the applicable Rent Offset Support Provider at least one Business Day prior to any withdrawals from the Rent Offset Escrow Account or drawings under Rent Offset Letters of Credit pursuant to the provisions of this Section 6.08(m)(viii) (which notice shall state the date it intends to make such withdrawal or drawing); provided that the giving of such notice shall not be a condition precedent to any such withdrawal or drawing.

(ix) The Lender agrees to execute and/or deliver promptly all notices, instructions and other documents reasonably requested by the Borrowers or any Rent Offset Support Provider to effectuate and accomplish the provisions of this Section 6.08(m), the Rent Offset Escrow Agreement and any Rent Offset Letter of Credit, including, without limitation, by acknowledging the cancellation or reduction in the face amount of any Rent Offset Letter of Credit permitted to be cancelled or reduced hereunder.
The Lender and the Borrowers agree that the Borrowers will be irreparably damaged and will not have an adequate remedy at law in the event that the foregoing covenant to execute and/or deliver such notices, instructions and other documents has not been timely complied with, and therefore agree that the Borrowers shall be entitled to injunctive relief, including specific enforcement, to enforce the provisions of the foregoing covenant, in addition to any other remedy to which the Borrowers may be entitled at law, time being of the essence. The Lender agrees that if any action should be brought by the Borrowers in equity to enforce the foregoing covenant, the Lender shall not raise the defense that there is an adequate remedy at law.

(x) If any reduction of the face amount of any Rent Offset Letter of Credit requires a corresponding deposit in the Rent Offset Escrow Account pursuant to either the second proviso of Section 6.08(m)(ii) or Section 6.08(m)(vii), the Borrowers shall have delivered to the Lender prior to such reduction and deposit an opinion of counsel or other evidence, in either case reasonably acceptable to the Lender, to the effect that such deposit shall be valid and legally binding on the Borrowers and shall not be a voidable preference or fraudulent conveyance in the event of the commencement of an insolvency proceeding with respect to either of the Borrowers."

SECTION 2. Effectiveness. The amendments to the Loan Agreement provided for in Section 1 hereof shall become effective as of the date hereof upon the execution and delivery of one or more counterparts of this Amendment duly executed by the Borrowers and the Lender.

SECTION 3. Miscellaneous. (a) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any rights, powers or remedies of the Borrowers and the Lender under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement. Except as expressly provided in Sections 1 and 2 hereof, the Loan Agreement shall be unchanged and remain in full force and effect and the Loan Agreement as amended hereby is ratified and confirmed.

(b) This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

(c) This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflicts of law.

(d) From and after the effectiveness of this Amendment as provided in Section 2, all references to the Loan
Agreement in the Loan Agreement, the Loan Documents and the Rent
Offset Escrow Agreement shall be deemed to be references to the Loan Agreement after giving effect to this Amendment.


IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

ROCKEFELLER CENTER                 RCP ASSOCIATES
  PROPERTIES
                                   By: Rockefeller Group, Inc.,
By: Rockefeller Group, Inc.,           a General Partner
    a General Partner
    By: /s/GWEN A. ROWDEN              By: /s/GWEN A. ROWDEN
        Name: Gwen A. Rowden               Name: Gwen A. Rowden
        Title: Vice President              Title: Vice President

                                   By: Radio City Music Hall By:
Radio City Music Hall                    Productions, Inc.,
  Productions, Inc.,                   a General Partner
a General Partner
                                       By: /s/GWEN A. ROWDEN By:
By: /s/GWEN A. ROWDEN                  Name: Gwen A. Rowden
Name: Gwen A. Rowden                   Title: Vice President
Title: Vice President

By: RCP Associates,
    a General Partner

    By: Rockefeller Group, Inc.
        a General Partner

        By: /s/GWEN A. ROWDEN
            Name: Gwen A. Rowden
            Title: Vice President


ROCKEFELLER CENTER
PROPERTIES, INC.

By: /s/RICHARD M. SCARLATA
    Name: Richard M. Scarlata
    Title: Senior Vice President



EXHIBIT A

NONDISTURBANCE AND ATTORNMENT AGREEMENT
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THIS NONDISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement"), made as of the [blank] day of [blank], 19[blank], by and among ROCKEFELLER CENTER PROPERTIES, INC., a Delaware corporation having an address at 1270 Avenue of the Americas, New York, New York ("Mortgagee"), ROCKEFELLER CENTER PROPERTIES, a New York general partnership having an address at 1230 Avenue of the Americas, New York, New York, RCP ASSOCIATES, a New York limited partnership having an address at 1230 Avenue of the Americas, New York, New York (Rockefeller Center Properties and RCP Associates being referred to collectively hereinafter as "Landlord"), and [blank], a [blank] having an address at [blank]
("Tenant").


W I T N E S S E T H :
- ---------------------

WHEREAS, Landlord and Tenant have entered into a lease dated as of [blank], 19[blank], with respect to certain space (the "Demised Premises") in the building known as [blank] (together with the real property on which said building is located, the "Premises") (said lease, along with any amendments thereto as to which Mortgagee consents in writing to be bound, being referred to hereinafter as the "Lease");

WHEREAS, Mortgagee is the holder of the mortgages described on Exhibit A hereto, between Mortgagee and Landlord (collectively, together with all renewals, modifications, consolidations, replacements, substitutions, additions and extensions, and as spread or consolidated, the "Mortgages"), which encumber the Premises and Landlord's interest in the Lease;

WHEREAS, Mortgagee is the assignee under that certain Amended and Restated Assignment of Rents, dated as of December 1, 1988, between Landlord and Mortgagee (together with all renewals, modifications, consolidations, replacements, substitutions, additions and extensions, and as spread or consolidated, the "Assignment"), which further encumbers the Premises and Landlord's interest in the leases pertaining thereto;
WHEREAS, the Lease provides that the Lease and all of Tenant's rights thereunder are and shall be at all times and in all respects subject and subordinate to the lien of the Mortgages and the Assignment, and to all advances now or hereafter made under or secured by the Mortgages and/or the Assignment; and

WHEREAS, Mortgagee, Landlord and Tenant desire to enter into this Agreement upon the terms, covenants and conditions contained herein.

NOW, THEREFORE, in consideration of the Demised Premises and the agreements of the parties contained herein, the parties hereby agree as follows:

1. Tenant hereby confirms that the Lease and all of Tenant's rights thereunder are and shall be at all times and in all respects subject and subordinate to the lien of the Mortgages and the Assignment, and to all advances now or hereafter made under or secured by the Mortgages and/or the Assignment.

2. Provided Tenant complies with this Agreement and shall not be in default under the Lease beyond the applicable grace period provided therein with respect to the default in question as of the date Mortgagee commences a foreclosure action or proceeding to enforce either or both of the Mortgages or the Assignment, (a) Tenant shall not be named as a party in any foreclosure action or proceeding to enforce either or both of the Mortgages or the Assignment, unless such joinder shall be required under applicable law, and in which case Mortgagee shall not seek affirmative relief from Tenant in such action or proceeding, nor shall the Lease be cut off or terminated nor Tenant's possession thereunder be disturbed in any such action or proceeding and (b) subject to the provisions of Paragraph 4 of this Agreement, Mortgagee will recognize the Lease and Tenant's rights thereunder.

3. Upon any foreclosure of either or both of the Mortgages or enforcement of the Assignment or other acquisition of the Premises (whether by deed-in-lieu of foreclosure, in connection with a proceeding under the United States Bankruptcy Code or any amendments, modifications or supplements thereto or replacements thereof (the "Code") or otherwise), Tenant shall attorn to Mortgagee or any other party acquiring said property or so succeeding to Landlord's rights (any such party, including Mortgagee in such capacity, being the Successsor Landlord") and shall recognize the Successor Landlord as its landlord under the Lease, and Tenant shall promptly execute and deliver any instruments that the Successor Landlord may reasonably request in writing to evidence further said attornment.

4. Upon such attornment, the Lease shall continue as a direct lease between the Successor Landlord and Tenant upon all the terms, covenants and conditions thereof as are then applicable except that the Successor Landlord shall not be (a) liable for any previous act or omission of Landlord under the Lease, (b) subject to any offsets, defenses, claims or counterclaims that Tenant may have against Landlord or any predecessor landlord (provided, that, notwithstanding the foregoing, the Successor Landlord, and anyone claiming by, through or under any Successor Landlord and/or the Mortgage, shall be bound by any and all offsets that Tenant may have which are expressly set forth in the Lease), (c) bound by any covenant to perform or complete any construction (including, without limitation, repairs and restoration following damage or destruction or any condemnation involving the property) in connection with said property or the Premises or to pay any sums to Tenant in connection therewith, (d) bound by any prepayment of more than one (1) month's rent or other charges under the Lease unless such payment shall have been expressly approved in writing by Mortgagee, (e) liable for any security deposit payable under the Lease unless such security deposit shall have been received by the Successor Landlord, (f) bound by any amendment, modification, extension, expansion, termination, cancellation or surrender of the Lease unless approved in writing by Mortgagee or
(g) bound by the specific provisions of the Lease noted on Exhibit B hereto. Without limiting the foregoing, the provisions of this Paragraph 4 shall constitute an agreement pursuant to
Section 291-f of the Real Property Law of the State of New York.

5. The attornment provided for in Paragraph 3 of this Agreement shall inure to the benefit of any Successor Landlord, shall be self-operative, and no further instrument shall be required to give effect to the attornment. Tenant, however, upon demand of any Successor Landlord, agrees to execute, from time to time, instruments in confirmation thereof, reasonably satisfactory to any such Successor Landlord, acknowledging such attornment and setting forth the terms and conditions of its tenancy. Nothing contained in this Paragraph shall be construed to impair any right otherwise exercisable by any such Successor Landlord.

6. Tenant certifies that there are no known defaults on the part of the Landlord under the Lease, that the Lease is a complete statement of the agreement of the parties thereto with respect to the letting of the Demised Premises, that the Lease is in full force and effect and that all conditions to the effectiveness or continuing effectiveness thereof required to be satisfied as of the date hereof have been satisfied; Provided, however, that, as of the date hereof, the term commencement date (as defined in the Lease) has not occurred.

7. From and after the date hereof, Tenant shall send a copy of any notice of default or notice in connection with the commencement of any action to terminate the Lease (whether in connection with a proceeding pursuant to the Code or otherwise) or similar statement under the Lease to Mortgagee at the same time such notice or statement is sent to Landlord under the Lease and agrees that, notwithstanding any provisions of the Lease to the contrary, such notice shall not be effective unless Mortgagee shall have been given such notice and shall have failed to cure such default as hereinafter provided. Such notices shall be sent by certified or registered mail, postage prepaid, return receipt requested or shall be delivered to Mortgagee at Mortgagee's address first set forth above (or at such other address as Mortgagee shall specify in a written notice to Tenant at the address first specified above for Tenant). Any such notice of default shall be deemed to be given to Mortgagee on the earlier of (a) the day of receipt (as evidenced by a receipt signed by Mortgagee or the refusal to accept delivery by Mortgagee) or
(b) three (3) days after Tenant's deposit of such notice in the mail, first class postage prepaid. With respect to the commencement by Tenant of any action to terminate the Lease, Mortgagee shall have the right, but not the obligation, to cure any default on the part of Landlord that is the basis for such action within a reasonable time (including the time required for Mortgagee to obtain possession of the Premises if such possession is necessary to effect such cure) after receipt of the notice by Tenant with respect to such action.

8. Tenant shall not change, or consent to an amendment, modification or other change in, the terms, covenants, conditions and agreements of the Lease in any manner or agree to any cancellation, surrender or termination thereof without the express consent in writing of Mortgagee, and no such amendment, modification, other change, cancellation, surrender or termination made without such consent by Mortgagee shall be binding on Mortgagee or release Tenant from any of its obligations under the Lease.

9. Anything herein or in the Lease to the contrary notwithstanding, in the event the Successor Landlord shall acquire title to the Premises (whether by foreclosure or in connection with a proceeding pursuant to the Code or otherwise), the Successor Landlord's obligations under the Lease, as described herein, shall continue only during the period such Successor Landlord owns the Premises, and such Successor Landlord shall have no obligation, nor incur any liability, beyond the Successor Landlord's then interest, if any, in the Premises and Tenant shall look exclusively to such interest of the Successor
Landlord, if any, in the Premises for the payment and discharge of any obligations imposed on the Successor Landlord hereunder or under the Lease and the Successor Landlord is hereby released or relieved of any other liability hereunder and under the Lease.
Tenant agrees that with respect to any money judgment which may be obtained or secured by Tenant against the Successor Landlord, Tenant shall look solely to the estate or interest owned by the Successor Landlord in the Premises and Tenant will not collect or attempt to collect any such judgment (a) from any officer, director, shareholder, partner, employee, agent or representative of the Successor Landlord or (b) out of any assets of the Successor Landlord other than the Successor Landlord's estate or interest in the Premises.

10. Tenant acknowledges and Landlord agrees that Landlord's interest under the Lease and the rent and all other sums due thereunder are assigned to Mortgagee as if they existed at the time of the execution of the Assignment and at that time formed a part of the security for the obligations secured by the Mortgages and the Assignment, upon all of the terms and conditions contained in the Assignment. In the event Mortgagee notifies Tenant of a default under either or both of the Mortgages and the Assignment and demands that Tenant pay its rent and all other sums due under the Lease to Mortgagee, Tenant agrees that it shall pay its rent and all other sums due under the Lease to Mortgagee.

11. Landlord hereby consents to the terms and provisions of this Agreement, including, without limitation, Paragraph 10 hereof.

12. This Agreement is not intended to amend the Mortgages, nor is it intended to increase or diminish the rights and obligations under the Mortgages of the parties thereto.

13. By signing below, each of the signatories to this Agreement represents that (a) it has full power and authority to execute this Agreement and to bind itself to performance hereunder and
(b) the execution and delivery of this Agreement (1) have been duly authorized by all necessary acts on its part, (2) do not violate or conflict with its organizational documents, (3) do not conflict with any law or judgment of a government authority applicable to it and (4) do not result in the breach of or constitute a default under any agreement or other obligation to which it is a party.

14. This Agreement may not be modified, amended or terminated unless in writing and duly executed by the party against whom the same is sought to be asserted and constitutes the entire agreement between the parties with respect to the subject matter hereof. Upon execution by every party hereto, this Agreement shall supersede any previously executed agreement in effect between Mortgagee and Tenant with respect to the matters addressed herein.

15. This Agreement shall be governed by the laws of the State of New York applicable to agreements made and to be performed within such State. The undersigned hereby submit to personal jurisdiction in the State of New York for all matters, if any, which shall arise with respect to this Agreement, and waive any and all rights under the laws of any other state or country to object to jurisdiction within the State of New York or to institute a claim of forum non conveniens with respect to any court in the State of New York for the purposes of litigation with respect to this Agreement. The parties hereto agree that this Agreement shall not be recorded.

16. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.


IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

ROCKEFELLER CENTER PROPERTIES, INC.

By: [blank]
Name: [blank]
Title: [blank]

ROCKEFELLER CENTER PROPERTIES
By: ROCKEFELLER GROUP, INC.,
A General Partner

By: [blank]
Name: [blank]
Title: [blank]

RCP ASSOCIATES
By: ROCKEFELLER GROUP, INC.,
A General Partner

By: [blank]
Name: [blank]
Title: [blank]

TENANT

By: [blank]
Name: [blank]
Title: [blank]


Exhibit A
- ---------

Amended and Restated Consolidated Mortgage and Security
Agreement, dated as of December 1, 1988, in the amount of $44,839,996.00, by and among RCP Associates and Rockefeller
Center Properties, as mortgagor, and Rockefeller Center
Properties, Inc., as mortgagee, recorded in the Register's Office on December 21, 1988 in Reel 1510 at page 1049.

Amended and Restated Mortgage and Security Agreement, dated as of December 1, 1988, in the amount of $1,255,160,004.00, by and among RCP Associates and Rockefeller Center Properties, as mortgagor, and Rockefeller Center Properties, Inc., as mortgagee.


EXHIBIT B
- ---------

IRREVOCABLE STANDBY LETTER OF CREDIT

Issued by [blank]

Date: [blank]
No: [blank]

Rockefeller Center Properties, Inc. 1270 Avenue of the Americas
New York, New York 10020

Dear Sirs:

1. At the request and for the account of Rockefeller Center Properties and RCP Associates (the "Borrowers") pursuant to a Letter of Credit Reimbursement Agreement, dated as of [blank], (the "Reimbursement Agreement") between ourselves (the "Bank") and the Borrowers, we hereby establish in favor of Rockefeller Center Properties, Inc. (the "Company") our Irrevocable Standby Letter of Credit No. whereby we authorize the Company to draw hereunder in the amount not to exceed $[blank] (the "Face Amount"). This Letter of Credit is available in multiple drawings on proper presentation of drafts at sight and upon the terms and conditions hereinafter set forth. Capitalized terms used and not defined herein shall have the meanings assigned to them in Annex A hereto.

2. This Letter of Credit may be drawn under on any Banking Day from and including the date hereof until and including the Termination Date. "Termination Date" means the earliest to occur of (i) [blank], 199[blank] (the period from and including the date hereof to and including [blank], 199[blank], the "Initial Term"), or, if the Bank shall not have terminated this Letter of Credit pursuant to Section 6, the date to which the Letter of Credit has been renewed as provided in the succeeding sentence,
(ii) the date on which the Letter of Credit is terminated by the Borrowers and the Company pursuant to Section 6, (iii) the date on which the Letter of Credit is terminated by the Bank pursuant to Section 7, and (iv) the Conversion Date. Unless the Bank gives written notice of termination pursuant to Section 6 hereof, this Letter of Credit shall be automatically renewed on the same terms and conditions (except that the Face Amount shall be adjusted as provided herein) for successive one-year terms (each such term a "Renewal Term") commencing on the last day of the Initial Term or a Renewal Term, as appropriate (a "Scheduled Termination Date"), and ending on the anniversary of such Scheduled Termination Date.

3. The Company may make drawings under this Letter of Credit by presentation of a sight draft of the Company drawn on the Bank in the form of Annex B hereto, stating on its face: "Drawn under $[blank] Irrevocable Standby Letter of Credit No. [blank]" accompanied by a certificate executed on behalf of the Company in the form of either Annex C, Annex D or Annex E hereto.

Presentation of each such draft and certificate shall be made at the branch of the Bank at [blank], New York, New York [blank],
Attention: [blank], or at any other branch in the City and State of New York which may be designated by the Bank by written notice delivered to the Company; provided, however, that if the Bank shall fail to maintain the branch specified above, or shall fail to designate another branch in the City of New York as aforesaid, then any drafts and certificates under this Letter of Credit may be presented at any other branch of the Bank.

4. The Bank hereby agrees that all drafts drawn under and in compliance with the terms of this Letter of Credit will be duly honored by the Bank upon delivery of the sight drafts and duly completed and executed certificates specified in Section 3 hereof and if presented at the Bank's aforesaid branch before the close of business on the Termination Date. If a drawing is made by the Company hereunder at or prior to 11:00 a.m., New York City time, on a Banking Day, and provided that such drawing and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made of the amount specified (or such lesser amount as may be available hereunder) at or prior to 4 p.m., New York City time, on the same Banking
Day. If a drawing is made by the Company hereunder after 11:00 a.m., New York City time, on a Banking Day, and provided that such drawing and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made of the amount specified (or such lesser amount as may be available hereunder) at or prior to 4 p.m., New York City time, on the next succeeding Banking Day. Payment under this Letter of Credit to the Company shall be made by credit of immediately available funds to the Company's account, [Account No. 115-064290 at Chemical Bank], New York, New York, or to such other account maintained at a financial institution in the City and State of New York as the Company may designate in writing to the Bank at or prior to the time of such drawing.

5. Notwithstanding any other provision in this Letter of Credit, each drawing honored by the Bank hereunder shall pro tanto reduce the Face Amount hereof.

6. The Borrowers and the Company may terminate this Letter of Credit at any time upon 30 days' prior joint written notice to the Bank, which notice shall specify the effective date of such termination. Any such termination shall be effective on the date specified in the notice. In addition to the rights provided in
Section 7 hereof, the Bank may terminate this Letter of Credit by giving the Borrowers and the Company written notice not less than 90 days prior to the end of the Initial Term or any Renewal Term (the "Non-Renewal Notice") that it will not renew the Letter of Credit for a period following the expiry of such Initial Term or Renewal Term, as the case may be.

7. If an Event of Default (as defined in the Reimbursement Agreement) shall occur and be continuing under the Reimbursement Agreement, the Bank shall have the right, at its sole option, by written notice to the Borrowers and the Company, to terminate this Letter of Credit at the time the Bank pays to the Company cash in an amount equal to the Face Amount of this Letter of Credit then in effect. After any such payment by the Bank in accordance with this Section 7, no further drawings shall be permitted under this Letter of Credit.

8. Only the Company (or any transferee permitted by Section 10 hereof) may make drawings under this Letter of Credit. Upon payment as provided in Section 3 of the amount specified in a sight draft drawn hereunder, the Bank shall be fully discharged of its obligation under this Letter of Credit with respect to such sight draft and the Bank shall not thereafter be obligated to make any further payments under this Letter of Credit with respect to such sight draft to the Company or any other Person.

9. (a) This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1983 Revision), International Chamber of Commerce, Publication No. 400 (the "Uniform Customs"), and shall, as to matters not governed by the Uniform Customs, be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State including, without limitation, Article S of the Uniform Commercial Code as in effect in the State of New York.

(b) Any notice or other communication required or permitted hereunder to be given to or by the Bank shall be in writing and shall be personally delivered, telexed, sent by facsimile transmission or sent by certified, registered mail, postage prepaid to the addresses set forth below.

if to the Bank, to:
[blank]


if to the Company, to:

Rockefeller Center Properties, Inc.
1270 Avenue of the Americas
New York, New York 10020
Attention: President


if to the Borrowers, to each of them:

c/o Rockefeller Group, Inc.
1230 Avenue of the Americas
New York, New York 10020
Attention: Secretary


with a copy to:

Rockefeller Group, Inc.
1230 Avenue of the Americas
New York, New York 10020
Attention: Treasurer

Except as otherwise specified herein, all notices and other communications shall be deemed to have been duly given on (i) the date of delivery if delivered personally, (ii) on the date of transmission by telex with confirmed answerback, (iii) the date received if sent by facsimile transmission or (iv) the date three Banking Days following deposit in the mails properly addressed and postage prepaid, whichever shall first occur. Any person named above may by notice given to the Bank in accordance with this Section 9(b) designate another address for receipt of notices and communications hereunder, and the Bank may by notice given to any other person named above in accordance with this
Section 9(b) designate another address for receipt by the Bank of notices and communications hereunder from such person.

10. Notwithstanding Article 54(e) of the Uniform
Customs, the Company may transfer its rights under this Letter of Credit in their entirety (but not in part) to any transferee (other than the Borrowers) who has succeeded the Company as the Lender pursuant to Section 8.04(c) of the Loan Agreement and such transfer shall be effected upon the presentation to the Bank of this Letter of Credit accompanied by a transfer letter in the form of Annex F hereto. Upon such presentation, the Bank shall issue and deliver to or on the order of the Company a replacement letter of credit in the form of the Letter of Credit surrendered to it, except that such replacement letter of credit shall name the transferee designated in the transfer letter as the beneficiary of such replacement letter of credit.

11. If at any time prior to presentation of documents for payment hereunder, the Bank receives a certificate signed by one who states therein that he is a duly authorized vice president of the Company, stating that this Letter of Credit has been lost, stolen, mutilated or destroyed, the Bank will, upon receipt of
(i) an indemnity bond, in form and substance satisfactory to the Bank and issued by an insurance company acceptable to the Bank,
(ii) in the case of mutilation of the Letter of Credit, the mutilated Letter of Credit, and (iii) in the case of loss, theft or destruction of the Letter of Credit, such proof of loss as the Bank shall specify, issue to the Company a replacement letter of credit dated the same date, bearing the same number and in the same amount as this Letter of Credit.

12. The Bank shall promptly advise the Borrowers or the Company of the Face Amount then in effect from time to time upon the written request of the Borrowers or the Company.

13. This Letter of Credit sets forth in full the Bank's undertaking, and such undertaking shall not in any way be modified or amended by reference to any document, instrument or agreement referred to herein, except the certificates, transfer letter and sight draft referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificates, sight draft and transfer letter.

Very truly yours,

[Bank]

By: [blank]
Name: [blank]
Title: [blank]


ANNEX A
- -------

DEFINITIONS
- -----------

"Banking Day" means every day other than Saturday, Sunday and each day on which banks in New York City are authorized or required by law or executive order to close.

"Conversion Date" means the date on which the Bank receives written notice from the Company that the Conversion Date has occurred pursuant to the Loan Agreement.

"Letter of Credit" means the Letter of Credit to which this Annex
A is attached.

"Loan Agreement" means the Loan Agreement in the form dated as of September 19, 1985 between the Borrowers and the Company, as amended by a Consent and Agreement, dated as of December 1, 1988, as amended by a Second Amendment to Loan Agreement, dated April 6, 1993, as amended by a Third Amendment to Loan Agreement, dated April 6, 1993 and as amended by a Fourth Amendment to Loan Agreement, dated February [blank], 1994.

"Rent Offset Escrow Agent" has the meaning ascribed to it in the Loan Agreement.

ANNEX B
- -------

Letter of Credit No. [blank]
New York, New York
[Date]

At sight

PAY TO THE ORDER CF Rockefeller Center Properties, Inc. the sum of U.S. $ [blank] DOLLARS.
DRAWN UNDER THE $ [blank] IRREVOCABLE STANDBY
LETTER OF CREDIT NO. [blank]

ROCKEFELLER CENTER PROPERTIES INC.

By: [blank]
Name: [blank]
Title: [blank]

To: [Bank]

ANNEX C
- -------

CERTIFICATE FOR PAYMENT UPON ACCELERATION OF NOTES

- --------------------------------------------------

The undersigned, a duly authorized officer of Rockefeller Center Properties, Inc. (the "Company"), hereby certifies to [blank] (the "Bank"), with respect to the Bank's Irrevocable Standby Letter of Credit No. [blank] (the "Letter of Credit") issued in favor of the Company, the matters set forth below. Capitalized expressions used in this Certificate without definition have the meanings set forth in the Letter of Credit or in Annex A thereto.

1. The Company has declared all amounts due under both of the Notes (as defined in the Loan Agreement) to be immediately due and payable pursuant to both of the Mortgages (as defined in the Loan Agreement), and the Borrowers have failed to pay the Company after a demand for payment has been made by it, $[blank] in the aggregate with respect thereto. The Company is making a drawing in the amount of $[blank] under the Letter of Credit with respect to amounts unpaid following acceleration of the Notes under both of the Mortgages.

2. The Company has not previously made a drawing under the Letter of Credit with respect to the amounts drawn hereby under the Letter of Credit.

3. The sight draft accompanying this Certificate has been duly executed and delivered by the Company and such sight draft does not exceed the amount available to be drawn under the Letter of Credit with respect to the accelerated indebtedness under the Notes.

4. This Certificate is presented prior to the Conversion Date.

IN WITNESS WHEREOF, the Company has executed and delivered this Certificate as of the [blank] day of [blank], [blank].


By: [blank]
Name: [blank]
Title: [blank]

ANNEX D
- -------

CERTIFICATE FOR PAYMENT UPON FAILURE TO PAY NOTES AT MATURITY

- -------------------------------------------------------------

The undersigned, a duly authorized officer of Rockefeller Center Properties, Inc. (the "Company"), hereby certifies to [blank] (the "Bank"), with respect to the Bank's Irrevocable Standby Letter of Credit No. [blank] (the "Letter of Credit") issued in favor of the Company, the matters set forth below. Capitalized expressions used in this Certificate without definition have the meanings set forth in the Letter of Credit or in Annex A thereto.

1. The Notes have not been paid or otherwise satisfied in full on, and have not been converted prior to, their Maturity Date and the Borrowers have failed to pay the Company after a demand for payment has been made by it, $[blank] in the aggregate with respect thereto. The Company is making a drawing in the amount of $[blank] under the Letter of Credit with respect to amounts unpaid following acceleration of the Notes under both of the Mortgages.

2. The Company has not previously made a drawing under the Letter of Credit with respect to the amounts drawn hereby under the Letter of Credit.

3. The sight draft accompanying this Certificate has been duly executed and delivered by the Company and such sight draft does not exceed the amount available to be drawn under the Letter of Credit with respect to the accelerated indebtedness under the Notes.

IN WITNESS WHEREOF, the Company has executed and delivered this Certificate as of the [blank] day of [blank], [blank].


By: [blank]
Name: [blank]
Title: [blank]

ANNEX E
- -------

CERTIFICATE FOR PAYMENT
UPON NON-RENEWAL OF LETTER OF CREDIT
- ------------------------------------

The undersigned, a duly authorized officer of Rockefeller Center Properties, Inc. (the "Company"), hereby certifies to [blank] (the "Bank"), with respect to the Bank's Irrevocable Standby Letter of Credit No. [blank] (the "Letter of Credit") issued in favor of the Company, the matters set forth below. Capitalized expressions used in this Certificate without definition have the meanings set forth in the Letter of Credit or in Annex A thereto.

1. The Company has received a non-renewal notice dated [blank]
(the "Non-Renewal Notice").

2. The Company is entitled under the terms of the Loan Agreement to make a drawing under the Letter of Credit of the amount of the sight draft accompanying this Certificate as a consequence of the receipt of the NonRenewal Notice and the failure of the Borrowers (as defined in the Loan Agreement) to obtain a replacement letter of credit or deposit collateral with the Rent Offset Escrow Agent in the manner and within the times specified in the Loan Agreement.

3. The Company has not previously made a drawing under the Letter of Credit as a consequence of receipt of the Non-Renewal Notice.

4. The sight draft accompanying this Certificate has been duly executed and delivered by the Company and such sight draft does not exceed the amount available to be drawn under the Letter of Credit.

5. This Certificate is presented prior to the Conversion Date.

IN WITNESS WHEREOF, the Company has executed and delivered this Certificate as of the [blank] day of [blank], [blank].

By: [blank]
Name: [blank]
Title: [blank]

ANNEX F
- -------

[Bank]

Re: [blank], Irrevocable
    Standby Letter of Credit No. [blank]
Gentlemen:
For value received, the undersigned hereby irrevocably transfers to:
(Name of Transferee)
(Address)
all rights of the undersigned to draw under the above Letter of Credit. Said transferee has succeeded the undersigned as Lender under the Loan Agreement among the undersigned, Rockefeller Center Properties and RCP Associates dated as of September 29, 1985 as amended, and is entitled to all rights of the undersigned thereunder.
By this transfer, all rights of the undersigned in such Letter of Credit are transferred to the transferee and the transferee shall have the sole right as beneficiary thereof. All communications with respect to the Letter of Credit, if any are to be advised directly to the transferee without necessity of any consent of or notice to the undersigned.

                            Yours very truly,
SIGNATURE AUTHENTICATED
                            ROCKEFELLER CENTER PROPERTIES, INC.
(Bank)
                            By: [blank]
                                Name: [blank]
                                Title: [blank] (Authorized
Signature)